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                          SERVUS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                                David A. Carlson
                                Michael B. Cefole
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                               Lizabeth H. Zlatkus
                              David M. Znamierowski

do hereby jointly and severally authorize Marianne O'Doherty, Richard J. Wirth, Sarah Patterson, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, Jerry K. Scheinfeldt, Ellen Conlin and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Servus Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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By:  /s/ David A. Carlson                                         Dated as of March 1, 2005
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David A. Carlson

By:  /s/ Michael B. Cefole                                        Dated as of March 1, 2005
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Michael B. Cefole

By:  /s/ Thomas M. Marra                                          Dated as of March 1, 2005
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Thomas M. Marra

By:  /s/ Ernest M. McNeill, Jr.                                   Dated as of March 1, 2005
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Ernest M. McNeill, Jr.

By:  /s/ Lizabeth H. Zlatkus                                      Dated as of March 1, 2005
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Lizabeth H. Zlatkus

By:  /s/ David M. Znamierowski                                    Dated as of March 1, 2005
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David M. Znamierowski
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